EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-8 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the Common Stock, par value $1.00 per share, of the Corporation to be offered under The First American Financial Corporation 1997 Directors' Stock Plan, and the undersigned ratify and confirm all acts taken by such agents and attorney-in-facts, or either or both of them, as herein authorized.

Date:  August 28, 1997   By:
                            ------------------------------------------
                            George L. Argyros

Date:  August 28, 1997   By:/s/ Gary J. Beban
                            ------------------------------------------
                            Gary J. Beban

Date:  August 28, 1997   By:/s/ J. David Chatham
                            ------------------------------------------
                            J. David Chatham

Date:  August 28, 1997   By:/s/ William G. Davis
                            ------------------------------------------
                            William G. Davis

Date:  August 28, 1997   By:/s/ James L. Doti
                            ------------------------------------------
                            James L. Doti

Date:  August 28, 1997   By:/s/ Lewis W. Douglas, Jr.
                            ------------------------------------------
                            Lewis W. Douglas, Jr.

Date:  August 28, 1997   By:/s/ Paul B. Fay, Jr.
                            ------------------------------------------
                            Paul B. Fay, Jr.
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Date:  August 28, 1997   By:/s/ Dale F. Frey
                            ------------------------------------------
                            Dale F. Frey

Date:  August 28, 1997   By:
                            ------------------------------------------
                            Robert B. McLain

Date:  August 28, 1997   By:/s/ Anthony R. Moiso
                            ------------------------------------------
                            Anthony R. Moiso

Date:  August 28, 1997   By:
                            ------------------------------------------
                            Rudolph J. Munzer

Date:  August 28, 1997   By:
                            ------------------------------------------
                            Frank O'Bryan

Date:  August 28, 1997   By:/s/ Roslyn B. Payne
                            ------------------------------------------
                            Roslyn B. Payne

Date:  August 28, 1997   By:/s/ Virginia Ueberroth
                            ------------------------------------------
                            Virginia Ueberroth